UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 5, 2017

Mammoth Energy Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware		32-0498321
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)
001-37917
(Commission File Number)
14201 Caliber Drive Suite 300 Oklahoma City, Oklahoma		73134
(Address of principal executive offices)		(Zip Code)
(405) 608-6007
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

Mammoth Energy Services, Inc. (“Mammoth”) previously reported that it entered into three definitive contribution agreements, each dated March 20, 2017, one such agreement with MEH Sub LLC (“MEH Sub”), a Delaware limited liability company and an affiliate of Wexford Capital LP (“Wexford”), Gulfport Energy Corporation (“Gulfport”), a Delaware corporation, Rhino Exploration LLC (“Rhino”), a Delaware limited liability company, and Mammoth Energy Partners LLC (“Mammoth Partners LLC”), a Delaware limited liability company, and the other two agreements with MEH Sub, Gulfport and Mammoth Partners LLC (collectively, the “Contribution Agreements”). On May 12, 2017, each of these Contribution Agreements was amended and restated (collectively, the “Amended and Restated Contribution Agreements”) to add an additional contributor as a party thereto (such contributor, together with MEH Sub, Gulfport and Rhino, the “Contributors”). Under the Amended and Restated Contribution Agreements, which were previously filed with the Securities and Exchange Commission (the “SEC”) as exhibits to Mammoth’s definitive information statement on Schedule DEFM14C (the “Information Statement”), Mammoth agreed to acquire all outstanding membership interests, through its wholly-owned subsidiary Mammoth Partners LLC, in (1) Sturgeon Acquisitions LLC (“Sturgeon”), a Delaware limited liability company, which owns all of the membership interests in each of Taylor Frac, LLC (“Taylor Frac”), a Wisconsin limited liability company, Taylor Real Estate Investments, LLC (“Taylor RE”), a Wisconsin limited liability company, and South River Road, LLC (“South River”), a Wisconsin limited liability company; (2) Stingray Energy Services LLC, a Delaware limited liability company (“Stingray Energy”); and (3) Stingray Cementing LLC, a Delaware limited liability company (“Stingray Cementing” and, together with Sturgeon and Stingray Energy, the “Targets”) in exchange for the issuance by Mammoth of an aggregate of 7,000,000 shares of its common stock to the Contributors. The acquisition of the Targets closed on June 5, 2017 (the “Acquisition”).

The description of (i) the assets subject to the Acquisition and (ii) Mammoth’s material relationships with Wexford and each of the Contributors is included in Mammoth’s Current Report on Form 8-K filed with the SEC on March 24, 2017 and in the Information Statement, which description is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On June 6, 2017, Mammoth issued a press release announcing the closing of the Acquisition described in Item 2.01 above. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

The financial statements and pro forma financial information with respect to the Acquisition required by Item 9.01 of Form 8-K will be included in an amendment to this Form 8-K by not later than 71 calendar days after the date that the initial report on Form 8-K must be filed.

(d)    Exhibits.

Number	Exhibit
99.1	Press release dated June 6, 2017 entitled “Mammoth Energy Services, Inc Announces Closing of Sturgeon, Stingray Cementing and Stingray Energy Services Acquisitions.”

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAMMOTH ENERGY SERVICES, INC.
Date:	June 9, 2017	By:	/s/ Mark Layton
Mark Layton
Chief Financial Officer and Secretary

Number	Exhibit
99.1	Press release dated June 6, 2017 entitled “Mammoth Energy Services, Inc Announces Closing of Sturgeon, Stingray Cementing and Stingray Energy Services Acquisitions.”